Exhibit (h)(3)(xxiv)

TWENTY-FOURTH AMENDMENT TO THE

ETF FUND ACCOUNTING SERVICING AGREEMENT

THIS TWENTY-FOURTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the ETF Fund Accounting Servicing Agreement dated as of November 8, 2023, as amended (the “Agreement”), is entered into by and between THEMES ETF TRUST, a Delaware statutory trust (the “Trust”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“USBGFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to:

Add the following funds:

●	Leverage Shares 1X Short Anthropic Daily ETF
●	Leverage Shares 1X Short OpenAI Daily ETF
●	Leverage Shares 1X Short SPCX Daily ETF
●	Leverage Shares 2X Long FIX Daily ETF
●	Leverage Shares 2X Long FLEX Daily ETF
●	Leverage Shares 2X Long MU Daily ETF
●	Leverage Shares 2X Long ROK Daily ETF
●	Leverage Shares 2X Long SANM Daily ETF
●	Leverage Shares 2X Long STM Daily ETF
●	Leverage Shares 2X Short SK Hynix Daily ETF

WHEREAS, Section 15(E) of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

THEMES ETF TRUST		U.S. BANCORP FUND SERVICES, LLC

By:	/s/ Jose Gonzalez	By:	/s/ Elizabeth Scalf

Name:	Jose Gonzalez	Name:	Elizabeth Scalf

Title:	Director	Title:	Senior Vice President

Date:	07/14/2026	Date:	7/14/2026

Exhibit A to the ETF Fund Accounting Servicing Agreement

Name of Series:

Themes US R&D Champions ETF

Themes Cloud Computing ETF

Themes Cybersecurity ETF

Themes Gold Miners ETF

Themes Airlines ETF

Themes European Luxury ETF

Themes Natural Monopoly ETF

Themes US Cash Flow Champions ETF

Themes US Small Cap Cash Flow Champions ETF

Themes Generative Artificial Intelligence ETF

Themes Global Systemically Important Banks ETF

Themes Junior Gold Miners ETF

Themes Silver Miners ETF

Themes Humanoid Robotics ETF

Themes Alcoholic Beverage ETF

Themes Copper Miners ETF

Themes Lithium & Battery Metal Miners ETF

Themes Transatlantic Defense ETF

Themes Uranium & Nuclear ETF

Themes US BuyBack Champions ETF

Themes US Capital Stability Champions ETF

Themes US Infrastructure ETF

Themes US Pricing Power Champions ETF

Themes Waste & Recycling ETF

Leverage Shares 2X Long NVDA Daily ETF

Leverage Shares 2X Long AAPL Daily ETF

Leverage Shares 2X Long COIN Daily ETF

Leverage Shares 2X Long TSM Daily ETF

Leverage Shares 2X Long ARM Daily ETF

Leverage Shares 2X Short NVDA Daily ETF

Leverage Shares 2X Long MSFT Daily ETF

Leverage Shares 2X Long TSLA Daily ETF

Leverage Shares 2X Long ASML Daily ETF

Leverage Shares 2X Short TSLA Daily ETF

Leverage Shares 2X Long META Daily ETF

Leverage Shares 2X Long BA Daily ETF

Leverage Shares 2X Long AMD Daily ETF

Leverage Shares 2X Long ADBE Daily ETF

Leverage Shares 2X Long HOOD Daily ETF

Leverage Shares 2X Long PANW Daily ETF

Leverage Shares 2X Long CRM Daily ETF

Leverage Shares 2X Long PYPL Daily ETF

Leverage Shares 2X Long XYZ Daily ETF

Leverage Shares 2X Long CMG Daily ETF

Leverage Shares 2X Long PLTR Daily ETF

Leverage Shares 2x Long AVGO Daily ETF

Leverage Shares 2X Long RTX Daily ETF

Themes China Generative Artificial Intelligence ETF

Leverage Shares 2X Long AAL Daily ETF

Leverage Shares 2X Long UNH Daily ETF

Leverage Shares 2x Capped Accelerated COIN Monthly ETF

Leverage Shares 2x Capped Accelerated MSTR Monthly ETF

Leverage Shares 2x Capped Accelerated NVDA Monthly ETF

Leverage Shares 2x Capped Accelerated PLTR Monthly ETF

Leverage Shares 2x Capped Accelerated TSLA Monthly ETF

Leverage Shares 2x Long BULL Daily ETF

Leverage Shares 2x Long CRCL Daily ETF

Leverage Shares 2x Long CRWV Daily ETF

Leverage Shares 2x Long ETOR Daily ETF

Leverage Shares 2x Long GLXY Daily ETF

Leverage Shares 2X Long BYDDY Daily ETF

Leverage Shares 2x Long JD Daily ETF

Leverage Shares 2x Long PDD Daily ETF

Leverage Shares 2x Long GOLD Daily ETF

Leverage Shares 2x Long VST Daily ETF

Leverage Shares 2x Long RGTI Daily ETF

Leverage Shares 2x Long ABNB Daily ETF

Leverage Shares 2x Long FUTU Daily ETF

Leverage Shares 2x Long OKLO Daily ETF

Leverage Shares 2x Long NEM Daily ETF

Leverage Shares 2x Long AFRM Daily ETF

Leverage Shares 2x Long RKLB Daily ETF

Leverage Shares 2x Long COST Daily ETF

Leverage Shares 2x Long SOUN Daily ETF

Leverage Shares 2x Long BBAI Daily ETF

Leverage Shares 2x Long ABBV Daily ETF

Leverage Shares 2X Long BABA Daily ETF

Leverage Shares 2x Long CRWD Daily ETF

Leverage Shares 2X Long HIMS Daily ETF

Leverage Shares 2x Long IONQ Daily ETF

Leverage Shares 2x Long MRVL Daily ETF

Leverage Shares 2x Long QCOM Daily ETF

Leverage Shares 2X Long UBER Daily ETF

Leverage Shares 2X Long FIG Daily ETF

Leverage Shares 2X Long BLSH Daily ETF

Leverage Shares 2X Long MP Daily ETF

Leverage Shares 2X Long BMNR Daily ETF

Leverage Shares 2X Long NBIS Daily ETF

Leverage Shares 2X Long CRSP Daily ETF

Leverage Shares 2X Long GEMI Daily ETF

Leverage Shares 2X Long LULU Daily ETF

Leverage Shares 2X Long NET Daily ETF

Leverage Shares 2X Long NU Daily ETF

Leverage Shares 2X Long OKTA Daily ETF

Leverage Shares 2X Long OSCR Daily ETF

Leverage Shares 2X Long TER Daily ETF

Leverage Shares 2X Long SPOT Daily ETF

Leverage Shares 2X Long SBUX Daily ETF

Leverage Shares 2X Long BE Daily ETF

Leverage Shares 2X Long BIDU Daily ETF

Leverage Shares 2X Long CIFR Daily ETF

Leverage Shares 2X Long CNC Daily ETF

Leverage Shares 2X Long DECK Daily ETF

Leverage Shares 2X Long DUOL Daily ETF

Leverage Shares 2X Long GEV Daily ETF

Leverage Shares 2X Long GRAB Daily ETF

Leverage Shares 2X Long IREN Daily ETF

Leverage Shares 2X Long KLAC Daily ETF

Leverage Shares 2X Long LAC Daily ETF

Leverage Shares 2X Long NIO Daily ETF

Leverage Shares 2X Long OPEN Daily ETF

Leverage Shares 2X Long PBR Daily ETF

Leverage Shares 2X Long ECHO Daily ETF

Leverage Shares 2X Long SBET Daily ETF

Leverage Shares 2X Long SNAP Daily ETF

Leverage Shares 2X Long UPS Daily ETF

Leverage Shares 2X Long VALE Daily ETF

Leverage Shares 3X Long AMD Daily ETF

Leverage Shares 3X Long AVGO Daily ETF

Leverage Shares 3X Long COIN Daily ETF

Leverage Shares 3X Long HOOD Daily ETF

Leverage Shares 3X Long NVDA Daily ETF

Leverage Shares 3X Long PLTR Daily ETF

Leverage Shares 3X Long TSLA Daily ETF

Leverage Shares 3X Long UNH Daily ETF

Leverage Shares 2X Long ALB Daily ETF

Leverage Shares 2X Long BTBT Daily ETF

Leverage Shares 2X Long BTDR Daily ETF

Leverage Shares 2X Long BYND Daily ETF

Leverage Shares 2X Long CRML Daily ETF

Leverage Shares 2X Long DNN Daily ETF

Leverage Shares 2X Long GRAY Daily ETF

Leverage Shares 2X Long HUT Daily ETF

Leverage Shares 2X Long LAES Daily ETF

Leverage Shares 2X Long ONDS Daily ETF

Leverage Shares 2X Long ORLY Daily ETF

Leverage Shares 2X Long PLUG Daily ETF

Leverage Shares 2X Long POET Daily ETF

Leverage Shares 2X Long RR Daily ETF

Leverage Shares 2X Long UEC Daily ETF

Leverage Shares 2X Long USAR Daily ETF

Leverage Shares 2X Long UUUU Daily ETF

Leverage Shares 2X Long XPEV Daily ETF

Leverage Shares 2X Long AXP Daily ETF

Leverage Shares 2X Long FCX Daily ETF

Leverage Shares 2X Long RCAT Daily ETF

Leverage Shares 2X Long World Stock Daily ETF

Leverage Shares 2X Long GLW Daily ETF

Leverage Shares 2X Long UAMY Daily ETF

Leverage Shares 3X Long AAPL Daily ETF

Leverage Shares 3X Long AMZN Daily ETF

Leverage Shares 3X Long BABA Daily ETF

Leverage Shares 3X Long BMNR Daily ETF

Leverage Shares 3X Long CRCL Daily ETF

Leverage Shares 3X Long CRWV Daily ETF

Leverage Shares 3X Long GOOG Daily ETF

Leverage Shares 3X Long IONQ Daily ETF

Leverage Shares 3X Long META Daily ETF

Leverage Shares 3X Long MSFT Daily ETF

Leverage Shares 3X Long NBIS Daily ETF

Leverage Shares 3X Long NFLX Daily ETF

Leverage Shares 3X Long OPEN Daily ETF

Leverage Shares 3X Long ORCL Daily ETF

Leverage Shares 3X Long RKLB Daily ETF

Leverage Shares 3X Target Long Artificial Intelligence Daily ETF

Leverage Shares 3X Target Long China Technology Daily ETF

Leverage Shares 3X Target Long Equal Weight US 500 Daily ETF

Leverage Shares 3X Target Long Gold Miners Daily ETF

Leverage Shares 3X Target Long India Daily ETF

Leverage Shares 3X Target Long Magnificent 7 Daily ETF

Leverage Shares 3X Target Long Quantum Computing Daily ETF

Leverage Shares 3X Target Long Uranium Daily ETF

Leverage Shares 3X Target Long World Markets Daily ETF

Leverage Shares 2X Long AAOI Daily ETF

Leverage Shares 2X Long AMAT Daily ETF

Leverage Shares 2X Long AMKR Daily ETF

Leverage Shares 2X Long CAT Daily ETF

Leverage Shares 2X Long CIEN Daily ETF

Leverage Shares 2X Long COHR Daily ETF

Leverage Shares 2X Long ETN Daily ETF

Leverage Shares 2X Long HON Daily ETF

Leverage Shares 2X Long SNDK Daily ETF

Leverage Shares 2X Long STX Daily ETF

Leverage Shares 2X Long TXN Daily ETF

Leverage Shares 2X Long CBRS Daily ETF

Leverage Shares 2X Long XNDU Daily ETF

Leverage Shares 2X Long SPCX Daily ETF

Leverage Shares 2X Short SPCX Daily ETF

Leverage Shares 2X Long ADI Daily ETF

Leverage Shares 2X Long APH Daily ETF

Leverage Shares 2X Long ASTS Daily ETF

Leverage Shares 2X Long AXTI Daily ETF

Leverage Shares 2X Long CDNS Daily ETF

Leverage Shares 2X Long ENTG Daily ETF

Leverage Shares 2X Long FN Daily ETF

Leverage Shares 2X Long FORM Daily ETF

Leverage Shares 2X Long FPS Daily ETF

Leverage Shares 2X Long GFS Daily ETF

Leverage Shares 2X Long HPE Daily ETF

Leverage Shares 2X Long KEYS Daily ETF

Leverage Shares 2X Long MCHP Daily ETF

Leverage Shares 2X Long MTSI Daily ETF

Leverage Shares 2X Long NXPI Daily ETF

Leverage Shares 2X Long ON Daily ETF

Leverage Shares 2X Long SMTC Daily ETF

Leverage Shares 2X Long TEL Daily ETF

Leverage Shares 2X Long TSEM Daily ETF

Leverage Shares 2X Long AEHR Daily ETF

Leverage Shares 2X Long AMZN Daily ETF

Leverage Shares 2X Long GOOGL Daily ETF

Leverage Shares 2X Long JBL Daily ETF

Leverage Shares 2X Long Memory Daily ETF

Leverage Shares 2X Long Open AI Daily ETF

Leverage Shares 2X Long SK Hynix Daily ETF

Leverage Shares 2X Long VIAV Daily ETF

Leverage Shares 2X Short Open AI Daily ETF

Leverage Shares Computing Power ETF

Leverage Shares 100% TSLA AND 100% SPCX Daily ETF

Leverage Shares 1X Short QNT Daily ETF

Leverage Shares 1X Short SK Hynix Daily ETF

Leverage Shares 2X Long Anthropic Daily ETF

Leverage Shares 2X Long Computing Power Daily ETF

Leverage Shares 2X Long Databricks Daily ETF

Leverage Shares 2X Long Dataiku Daily ETF

Leverage Shares 2X Long HIVE Daily ETF

Leverage Shares 2X Long KEEL Daily ETF

Leverage Shares 2X Long Kioxia Daily ETF

Leverage Shares 2X Long KRKN Daily ETF

Leverage Shares 2X Long Lambda Daily ETF

Leverage Shares 2X Long LITE Daily ETF

Leverage Shares 2X Long Lithography & Semiconductor Photonics Daily ETF

Leverage Shares 2X Long MXL Daily ETF

Leverage Shares 2X Long QNT Daily ETF

Leverage Shares 2X Long SIMO Daily ETF

Leverage Shares 2X Long STRL Daily ETF

Leverage Shares 2X Long Stripe Daily ETF

Leverage Shares 2X Long UMC Daily ETF

Leverage Shares 2X Long Viva Republica Daily ETF

Leverage Shares 2X Short Anthropic Daily ETF

Leverage Shares 2X Short Databricks Daily ETF

Leverage Shares 2X Short Dataiku Daily ETF

Leverage Shares 2X Short Lambda Daily ETF

Leverage Shares 2X Short QNT Daily ETF

Leverage Shares 2X Short Stripe Daily ETF

Leverage Shares 2X Short Viva Republica Daily ETF

Leverage Shares 2X Long Advantest Daily ETF

Leverage Shares 2X Long APP Daily ETF

Leverage Shares 2X Long BE Semiconductor Daily ETF

Leverage Shares 2X Long DGXX Daily ETF

Leverage Shares 2X Long Disco Daily ETF

Leverage Shares 2X Long Discord Daily ETF

Leverage Shares 2X Long Fujikura Daily ETF

Leverage Shares 2X Long Hanmi Semiconductor Daily ETF

Leverage Shares 2X Long Infineon Technologies Daily ETF

Leverage Shares 2X Long KOPN Daily ETF

Leverage Shares 2X Long Lasertec Daily ETF

Leverage Shares 2X Long Leeno Industrial Daily ETF

Leverage Shares 2X Long MiniMax Daily ETF

Leverage Shares 2X Long MRAM Daily ETF

Leverage Shares 2X Long NEE Daily ETF

Leverage Shares 2X Long NVMI Daily ETF

Leverage Shares 2X Long OUST Daily ETF

Leverage Shares 2X Long PURR Daily ETF

Leverage Shares 2X Long Samsung Daily ETF

Leverage Shares 2X Long Schneider Electric Daily ETF

Leverage Shares 2X Long SEDG Daily ETF

Leverage Shares 2X Long SIDU Daily ETF

Leverage Shares 2X Long Simens Daily ETF

Leverage Shares 2X Long Sivers Semiconductors Daily ETF

Leverage Shares 2X Long SK Square Daily ETF

Leverage Shares 2X Long Softbank Daily ETF

Leverage Shares 2X Long Strava Daily ETF

Leverage Shares 2X Long TDG Daily ETF

Leverage Shares 2X Long TE Daily ETF

Leverage Shares 2X Long Tencent Daily ETF

Leverage Shares 2X Long Tokyo Electron Daily ETF

Leverage Shares 2X Long Xiaomi Daily ETF

Leverage Shares 2X Short Discord Daily ETF

Leverage Shares 2X Short Strava Daily ETF

Leverage Shares 1X Short Anthropic Daily ETF

Leverage Shares 1X Short OpenAI Daily ETF

Leverage Shares 1X Short SPCX Daily ETF

Leverage Shares 2X Long FIX Daily ETF

Leverage Shares 2X Long FLEX Daily ETF

Leverage Shares 2X Long MU Daily ETF

Leverage Shares 2X Long ROK Daily ETF

Leverage Shares 2X Long SANM Daily ETF

Leverage Shares 2X Long STM Daily ETF

Leverage Shares 2X Short SK Hynix Daily ETF